EXHIBIT 99.1

FOR IMMEDIATE RELEASE
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MSO Q1 2003 EARNINGS CONFERENCE CALL - 4/30/03 11:00 AM ET
FINAL TRANSCRIPT

CORPORATE PARTICIPANTS


MARTHA STEWART
Martha Stewart Living Omnimedia - Chairman of the Board of Directors & Chief Executive Officer

SHARON PATRICK
Martha Stewart Living Omnimedia - President & Chief Operating Officer

JAMES FOLLO
Martha Stewart Living Omnimedia - Executive Vice President, Chief Financial Officer


CONFERENCE CALL PARTICIPANTS

ALISSA GOLDWASSER
William Blair & Company - Analyst

KEVIN GRUNEICH
Bear, Stearns & Company - Analyst

MANDANA HORMOZI
Lazard Freres & Company - Analyst

DOUGLAS ARTHUR
Morgan Stanley - Analyst

LAURA RICHARDSON
Adams Harkness & Hill - Analyst

DAVID ROCKER
Rocker Partners


PRESENTATION



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OPERATOR


GOOD MORNING AND WELCOME TO THE MARTHA STEWART LIVING OMNIMEDIA FIRST QUARTER 2003 EARNINGS CONFERENCE CALL AND WEB CAST. ALL PARTICIPANTS WILL BE IN LISTEN ONLY MODE UNTIL THE QUESTION AND ANSWER SESSION OF THE CALL. AT THE REQUEST OF MARTHA STEWART LIVING OMNIMEDIA, THIS CALL IS BEING RECORDED. ANYONE WITH OBJECTION SHOULD DISCONNECT AT THIS TIME. AT THIS TIME, IT IS MY PLEASURE TO INTRODUCE MR. JAMES FOLLO, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF MARTHA STEWART LIVING OMNIMEDIA. SIR, YOU MAY BEGIN WHEN READY.

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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


Thank you. Good morning, and we thank you for attending Martha Stewart Living Omnimedia's first quarter 2003 earnings teleconference and web cast. With me today are Martha Stewart, Chairman and Chief Executive Officer, and Sharon Patrick, our President and Chief Operating Officer. Both will join the call for the question and answer portion of the call. Martha will open today with brief remarks and I will conclude the formal presentation with a financial review of the first quarter and discuss the outlook for the second quarter of 2003. Before handing the conference over to Martha, I would like to remind you that our discussion may include forward-looking statements which can generally be identified by the use of terminology such as "will" and "expect". Our actual results may differ materially from those projected in the statements. And factors that could cause such differences are discussed in our filings with the Securities and Exchange Commission, particularly in the Management Discussion and Analysis sections of our periodic filings and in our earnings release issued this morning. An archived version of this teleconference and web cast will be available at www.marthastewart.com through May 7th, 2003. I would like to now turn the call over to Martha.

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MARTHA STEWART - MARTHA STEWART LIVING OMNIMEDIA - CHAIRMAN OF THE BOARD OF
DIRECTORS & CHIEF EXECUTIVE OFFICER


Thank you, Jim. Good morning, everyone, and thank you for attending Martha Stewart Living Omnimedia's first quarter 2003 earnings teleconference and web cast. Since we hosted last quarter's call less than two months ago, I will keep my prepared remarks brief and let Jim focus on the financial results for the quarter and the outlook for the second quarter of 2003. Sharon Patrick and I will return for the question and answer period following that.

During our last earnings teleconference this past March, I expressed that I was increasingly hopeful that my personal legal situation regarding the ongoing governmental investigation of my sale of non-Company stock would be resolved in the near future. Obviously that has not happened and I can make no predictions as to when it will. It continues to remain inappropriate for me to discuss anything further relating to the investigation on this call today.

While our business results for the quarter reflect considerable pressure associated with the continuing investigations, we have not wavered in our commitment to creating and producing the highest quality original how-to content and preserving the products that define our brand.

Martha Stewart Living Omnimedia remains a laboratory for creative thought and a place where ideas are generated into inspiration for the home and for the homemaker. MSO continues to provide consumers with superb publications, programs and products and to pioneer new ones like Everyday Food and our Martha Stewart Signature furniture with Bernhardt. Both of these new programs have met early customer appreciation and I look forward to updating you on our successes on our second quarter call.

Let me close by saying that we continue to carefully manage the business during this period of uncertainty, while investing carefully in attractive growth opportunities. Once the investigations are resolved, we will be in a better position to assess the appropriate steps necessary to achieve improved financial results. With that, I would like to turn the call over to Jim for a financial review of the quarter and update on the outlook for the second quarter. Jim...

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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER



Thank you, Martha. Let me begin by saying throughout my presentation today I will regularly refer to EBITDA, which is a non-GAAP financial measure. EBITDA, as used by the company, represents operating income or loss excluding depreciation and amortization. Additionally, information relating to some of the EBITDA measures discussed on this call is contained in our press release issued this morning, which is accessible on our website www.marthastewart.com, under the heading Investor Relations.

Overall company revenues for the first quarter of 2003 were $58 million, compared to $68 million in the first quarter of 2002. Loss from operations in the quarter was $7.5 million, compared to income from operations of $5.8 million in the prior year's quarter and EBITDA loss for the quarter was $5.4 million, compared to $8.8 million in the prior year's quarter. Loss from continuing operations was 9 cents per share in the quarter compared to income per share of 8 cents in the 2002 quarter. The prior year's quarter includes a cumulative effect of an accounting change resulting from the adoption of FAS 142 that resulted in the reduction of the carrying value of the company's goodwill of $5 million or $3.1 million after tax or 6 cents per share. We finished the quarter with a strong balance sheet. Our cash and short-term investments was $166.5 million as of March 31st, 2003 or approximately $3.36 per share, and we continue to be debt free. Our capital expenditures in the quarter were approximately $300,000 and we don't expect to be making any significant capital expenditures for the foreseeable future.

Now turning to publishing.

Publishing segment revenues for the quarter were $34.1 million, compared to $43.1 million in the prior year's quarter. The quarter results reflect three issues of Martha Stewart Living magazine, one issue of Martha Stewart Baby and Martha Stewart Kids. The quarter also included two issues of Everyday Food. Accordingly, for comparison with the 2002 quarter, in the current year's quarter we published one additional special issue, which is Martha Stewart Baby in addition to the two issues of Everyday Food.

Revenues in the quarter reflect the following -- advertising pages in Martha Stewart Living magazine decreased approximately 28% in the quarter to 328 pages according to MIN. Circulation revenues were lower in the quarter due to lower newsstand and subscription revenues from the Martha Stewart Living magazine. The lower subscription revenue resulted from the acquisition of less profitable circulation orders due to lower response from previous subscription acquisition efforts. Revenue associated with special issues was lower in the quarter due primarily to lower advertising revenue. The prior year's Martha Stewart Baby issue was single-sponsored whereas special issues in the current year's quarter had multiple advertisers. In the prior year, the special issue was profitable whereas the current year's quarter special issues were unprofitable. Everyday Food revenue in the quarter was approximately $4.5 million and was modestly profitable. On the cost side, the quarter reflected higher expenses associated with the Everyday Food magazine and increased production costs associated with the increased frequency of special issues, offset by lower costs resulting from lower book size of Martha Stewart Living magazine primarily due to lower advertising pages. The Company also benefited from lower paper prices during the quarter. EBITDA for the quarter was $5 million compared to EBITDA of $15.3 million in the 2002 quarter. We continue to publish test issues of Everyday Food magazine. We will publish a total of four test issues of the magazine before making a decision in early June about a launch. Newsstand sales of the initial issue of Everyday Food have exceeded our expectation as have subscription acquisition efforts to date. Advertising support has been strong and continues to exhibit strength through the July/August issue, which is the final test issue.

In television, revenues in the quarter were $6.6 million compared to $6.7 million in the 2002 quarter. The revenue decline is due primarily to lower revenues from the syndicated program due to lower ratings and the loss of air time on CBS's The Early Show. These declines were partially offset on higher revenues from cable television programming. Distribution in the quarter exceeded90% and household ratings in the quarter were 1.33. On the cost side, expenses were slightly higher with increased marketing expenses for the syndicated program being partially offset by lower production costs in the quarter. EBITDA was $600,000 in the quarter compared to $800,000 in the prior year's quarter.

In merchandising, revenues were $10.3 million compared to $11.1 million in the prior year's quarter. The decrease in revenue for the first quarter of 2003 resulted primarily from lower product sales of Martha Stewart Everyday products at Kmart as a result of store closings as well as lower same-store-sales. During the quarter, Kmart announced the closing of approximately 300 stores in addition to the 300 stores closed in March 2002. The company has recognized Kmart royalty revenues in the quarter based upon actual sales of products, not contractual minimum levels. Such annual contractual minimums are payable in early 2004 to the extent that actual royalties earned does not meet certain levels. We currently expect royalties paid in 2003 based upon products sales will be below the contractual minimum amounts. The company currently expects that it will record the difference between actual payments and the minimum amount in the fourth quarter 2003, when the amount is determinable. Revenues from Martha Stewart Signature increased during the quarter from primarily due to revenues from initial sales of furniture, during the load-in, in anticipation of the official launch, which occurred this month. EBITDA for the quarter was $7.2 million compared to $7.6 million in the prior year's quarter resulting from the revenue decline, partially offset by lower costs in the segment during the quarter.

Internet/Direct Commerce revenues in the quarter were $7.0 million compared to $7.1 million in the prior year's quarter. The decline in the quarter reflects lower advertising revenues partially offset by higher commerce sales principally resulting from higher catalog circulation, which increased in the quarter. Costs in the quarter included non-recurring severance and consulting fees related to the re-organization of the segment that we announced on last quarter's earnings call. These costs aggregated approximately $1.2 million in the quarter. Excluding the costs related to the re-organization, expenses increased modestly due to the increased catalog circulation. EBITDA loss increased to $8.0 million from $6.7 million in the prior year's quarter.

We have made significant progress over the past several months since we announced the re-organization of the segment. Certain achievements to date include:

     o    reduced headcount in the segment

     o    negotiated   technology  contract  savings  that  reduce  monthly
          technology costs by approximately 40%

     o We implemented a new zone-shipping program to significantly reduce mail costs, and

     o We formalized circulation and marketing plans that will yield a more focused merchandise and marketing plan that we expect to increase conversion and response rates and simplify business processes.

We have also implemented a series of strict operating metrics that will ensure that we remain on our plan for significant reduction of losses in the segment.

Our corporate expenses in the quarter were $10.2 million, an increase of $2.2 million from $8.0 million in the prior year's quarter. The increase resulted primarily from higher legal expenses and insurance costs.

Depreciation and amortization declined in the quarter, primarily as a result of a write-off taken in the fourth quarter of 2002 of certain website development costs resulting from the re-organization of the Internet/Direct Commerce division.

I would now like to conclude with a discussion of the outlook for the second quarter of 2003. We are currently forecasting a loss from continuing operations of approximately 3 to 5 cents per share. Consolidated revenues are expected to decline approximately 20%. EBITDA loss for the quarter is expected to be at approximately break-even to a loss of approximately $2 million, with depreciation and amortization estimated at $2.1 million, for an operating loss for the quarter of approximately $2 million to $4 million.

Key factors contributing to the quarterly results within each segment are as follows:

     o Publishing revenues are expected to decline approximately 20%, while EBITDA and operating income are expected to decrease approximately 60% year-over-year. Depreciation and amortization in the segment will remain constant with the prior year's amounts. These decreases in revenues EBITDA and operating income are primarily due to the following:

          - Lower advertising pages in Martha Stewart Living magazine. Advertising pages are expected to decline approximately 30% in the quarter.

          - Lower subscription revenues will be due to less profitable subscription acquisition efforts.

          - We expect lower newsstand revenues of Martha Stewart Living magazine.

          - In the second quarter we will publish in addition to three issues of Martha Stewart Living, two issues of Martha Stewart Weddings, two Everyday Food issues, and two special issues.

     o Television revenue will be approximately $6.5 million to $7.0 million, while EBITDA will be approximately break even. Depreciation and amortization in the segment will be approximately $4.0 million and the loss from operations in this segment will be approximately $4.0 million.

     o Merchandising revenues in the quarter are expected to decrease by 30% reflecting recent sales trends and store closings at Kmart. EBITDA and operating income will decrease by approximately 40% reflecting higher Signature marketing expenses in the quarter. Depreciation and amortization is approximately $0.2 million in the quarter. We will continue to recognize royalty revenues under our contract with Kmart based upon actual sales of our products.

     o Internet/Direct Commerce revenues will approximate $6.0 million to $6.5 million for the quarter, reflecting lower advertising revenues and lower commerce sales.

EBITDA loss for the quarter will be approximately $5.0 million reflecting the benefits of our restructuring efforts, resulting in reduced head count costs, increased gross margins, lower fulfillment costs and lower technology-related costs. Depreciation and amortization in the quarter will be approximately $300,000, and, therefore, operating loss in the segment will approximate $5.3 million in the quarter. Corporate expenses will approximate $10 million and depreciation will remain at first quarter levels, which were approximately $2.1 million.

This concludes the formal portion of our presentation. I would like to turn the call over to the conference call operator for the question and answer portion of the session. I would request that you limit your questions to no more than two in order for there to be sufficient time to answer questions from as many participants as possible.


QUESTION AND ANSWER


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OPERATOR


Thank you, Mr. Follo. At this time, we are ready to begin the question and answer session. Anyone wishing to ask a question please press star then the number one on your telephone keypad now. To withdraw your question, please press star then the number two. Please hold for your first question. First question comes from Alissa Goldwasser of William Blair & Company.


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ALISSA GOLDWASSER  - WILLIAM BLAIR & COMPANY - ANALYST


Hi, good morning. Is there any way you can talk about your decision to recognize the merchandising revenue based on actual sales rather than the minimum guarantee? And if you could, tell us how much higher the minimum guarantee was in the first quarter?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


As you know, the minimum guarantee is calculated really at the end of Kmart fiscal year, and which is January 31st. At that point we'll be in a better position to calculate the actual amount. We thought it was more appropriate accounting to book that revenue in the fourth quarter. That being said, we've said in the past that we expect the revenues in that segment to grow at the minimum levels, double digits. And that still remains true on an annual basis, but on a quarterly basis that will not be reflected.


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ALISSA GOLDWASSER  - WILLIAM BLAIR & COMPANY - ANALYST


I was wondering if you could talk a little bit about the year-over-year decline in deferred subscription income? I'm curious if you could break out or generally talk about how much of that decline is units versus pricing?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


Well, we continue to maintain our rate base of 2.4 million copies. It's substantially all pricing as I mentioned earlier in my speech. That number is really driven by less profitable subscription acquisition efforts.


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ALISSA GOLDWASSER  - WILLIAM BLAIR & COMPANY - ANALYST


Great. Thank you.


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OPERATOR


The next question comes from Kevin Gruneich of Bear Stearns & Company.


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KEVIN GRUNEICH  - BEAR, STEARNS & COMPANY - ANALYST


Thank you, I was wondering Jim if you could break out the advertising revenue comparison and the circulation revenue comparison for Martha Stewart Living magazine?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


You're asking what percentage of the decline in revenues was advertising versus subscription, is that the question?


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KEVIN GRUNEICH  - BEAR, STEARNS & COMPANY - ANALYST


What was the decline in ad revenues and circulation revenues for MSL in Q1 year-over-year?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


The advertising revenue decline was in the neighborhood of about 35% and the circulation revenue decline was in the neighborhood of about 20%.


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KEVIN GRUNEICH  - BEAR, STEARNS & COMPANY - ANALYST


Circulation revenues down 20?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


That's right.


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KEVIN GRUNEICH  - BEAR, STEARNS & COMPANY - ANALYST


Okay. Secondly, I was wondering if you could isolate the extent of the professional and legal fees tied to the trading controversy in Q1? You mentioned that was one item, insurance was another.


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


The number in the first quarter was about $1.2 million related to that issue.


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KEVIN GRUNEICH  - BEAR, STEARNS & COMPANY - ANALYST


Thank you.


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OPERATOR


Your next question comes from Mandana Hormozi of Lazard Freres.


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MANDANA HORMOZI  - LAZARD FRERES & COMPANY - ANALYST


Good morning, I was wondering whether there was any balance sheet impact from this - sort of deferral of the recognition between the difference of the merchandising product sales and minimum guarantees, whether there's any way to track that on the balance sheet or not? Also along that line, any impact on sort of product sales or availability from the SARS issue in Asia?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


As far as the impact on our balance sheet related to the minimum guarantees, had we booked any sort of spread, we would have treated that as a receivable to be paid in early 2004. To the extent we haven't booked it, there was no balance sheet impact. As far as any noticeable impact in our business related to the SARS matter, we have not seen that, although international sales is a relatively small percentage of our overall merchandise sales.


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MANDANA HORMOZI  - LAZARD FRERES & COMPANY - ANALYST


If I could follow up with one quick question. Is there any change in strategy going into the up-fronts with regards to advertising sales, maybe waiting for scatter until the issues are solved and maybe pricing is a little firmer?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


We're not expecting any radical difference, but we'll wait and see how this thing shapes up before we make a commitment as to what percentage of inventory will be sold in the upfront versus the scatter. We are not firmly committed to that.


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MANDANA HORMOZI  - LAZARD FRERES & COMPANY - ANALYST


Thank you.


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OPERATOR


Your next question comes from Douglas Arthur from Morgan Stanley.


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DOUGLAS ARTHUR  - MORGAN STANLEY - ANALYST


Yeah, I'm wondering if you can give any kind of guidance for the year on the Internet/Direct Commerce loss? Obviously you're aggressively trying to restructure that. Secondly, cash fell in the quarter, is that seasonal or what was the primary reason for that? And then going back to Internet/Direct Commerce, a mix between ad revenues and commerce in that sector in the quarter would be helpful. Thanks.


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


Okay. The ad revenue in the segment for Internet/Direct Commerce was essentially about $500,000. The cash decline, we pay year-end bonuses post-December 31st. The decline in our cash balance, which I believe is approximately $12 million, reflects year-end cash bonuses. Inventory purchases that take place in the fourth quarter, particularly in the Internet/Direct Commerce business, generally gets paid in the first quarter of the year. You see that reflected in a lower accounts payable and accrued liabilities. Was there a third question?


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DOUGLAS ARTHUR  - MORGAN STANLEY - ANALYST


Any sense for --


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


Year-end loss?


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DOUGLAS ARTHUR  - MORGAN STANLEY - ANALYST


You're trying to restructure Internet/Direct Commerce. It's been a source of a lot of drain. Any ballpark guesstimate on what the operating profit or loss could look like there for the year?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


I think somewhere in the neighborhood of around $18 million or $20 million is something you ought to be looking at now. That is a long lead-time business, as I've said before. Our restructuring plans were announced and put in place in March, the impact of that restructuring really won't start bearing fruit until the second quarter -- I'm sorry , the third and fourth quarter of this year. Accordingly, the losses will not be coming in quite as dramatically as some would hope, including us.


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DOUGLAS ARTHUR  - MORGAN STANLEY - ANALYST


Jim, this is probably a question you can't answer, but if this uncertainty lingers for a lot longer, are you going to remain on the sidelines in terms of buying back stock here?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


I think it's likely that we will remain on the sidelines until we have resolution with anything with respect to our shares, yes.


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DOUGLAS ARTHUR  - MORGAN STANLEY - ANALYST


Thank you.


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OPERATOR


Your next question comes from Laura Richardson of Adams Harkness & Hill.


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LAURA RICHARDSON  - ADAMS HARKNESS & HILL - ANALYST


Thanks. My two questions, the first one is about Kmart. I just want to make sure, Jim, I heard you clearly that the revenue decline is a function of store closings and also some same-store declines?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


That's correct.

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LAURA RICHARDSON  - ADAMS HARKNESS & HILL - ANALYST


Can you elaborate on that at all? Categories that are doing better or worse or --


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


I'm going to let Sharon kind of talk about some of the details about our sales trends. Let me just expand on -- just clarify and expand on the store closing issue. Kmart closed stores last year, while they announced it in March it wasn't any trend -- noticeable impact on our trends, because of the sale effort in those stores took place in the second quarter. We're comparing ourselves against year-over-year higher store count. Again Kmart then announced this year an additional 300 stores in January. So there was an impact on that as well. Both of those events have caused trends on a total store basis to be negative. Sharon, do you want to just maybe talk a little bit about the trends within each category?


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SHARON  PATRICK - MARTHA  STEWART  LIVING  OMNIMEDIA  -  PRESIDENT  & CHIEF
OPERATING OFFICER


I will. Hi, Laura. We were affected in first quarter by a number of factors that made this year somewhat different from last. First of all, garden as you know, last year we very much benefited by a very spring-like condition throughout the quarter. This year, weather-related issues have very much affected the sale of garden products, which is just only beginning to start up. In addition, there were certain issues related to the dock strike that slowed down some of the inventory receipt. The spring reset that went off the first of last year in January was moved by Kmart to May this year. So home domestics was affected by that move and again is just beginning to start that climb up. Again, as a result of the product changes, there were lower levels of advertising for the products. All this conspired to produce these results.


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LAURA RICHARDSON  - ADAMS HARKNESS & HILL - ANALYST


Okay. Thanks. That helps.


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SHARON  PATRICK - MARTHA  STEWART  LIVING  OMNIMEDIA  -  PRESIDENT  & CHIEF
OPERATING OFFICER


You're welcome.


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LAURA RICHARDSON  - ADAMS HARKNESS & HILL - ANALYST


Anyone who wants to answer this, feel free to chime in, when you read the press release, it sounds like the Martha personal stock situation is, you know, the only drag on the business. If you had to list and rank Kmart as a factor and the challenges in the Internet/Direct business and the economy and maybe the maturation of your show and your magazine, anything else you want to throw in there, how would you rank those things relatively in terms of what's impacting you the most?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


I think that's a tough question to really answer and break out. I think that's a bit of a broad question.


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LAURA RICHARDSON  - ADAMS HARKNESS & HILL - ANALYST


Yeah.


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


It's clearly a function of several different things, all of which are hard to quantify.


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LAURA RICHARDSON  - ADAMS HARKNESS & HILL - ANALYST


That's why I didn't ask for specific percents. But would you agree it's not -- it's not just, you know, the lingering investigation but there are other challenges? External to the Company and internal to the Company?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


You know, there continues to be things that work for us as Everyday Food and our furniture program and there are things that don't work and we take action every day on those sorts of things. It's hard to isolate any one particular area.


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SHARON  PATRICK - MARTHA  STEWART  LIVING  OMNIMEDIA  -  PRESIDENT  & CHIEF
OPERATING OFFICER


Well, this is Sharon, I would say the single biggest factor that's affected our performance is the lingering lack of resolution of the Martha situation that impacts every aspect of our business.


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LAURA RICHARDSON  - ADAMS HARKNESS & HILL - ANALYST


Yeah. Okay.

Thanks. We're all getting sick of it dragging on. Hopefully some day it will be resolved.


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


Before we take the next question, somebody has just asked me to clarify a remark I made regarding television guidance. Let me just restate what the television guidance will be for the second quarter. The television revenue guidance for the second quarter is $6.5 to $7 million, EBITDA will approximately be break even, depreciation and amortization will be $400,000 and the loss from operations will be about $400,000 for the quarter. Thank you.


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OPERATOR


Your final question comes from David Rocker of Rocker Partners.


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DAVID ROCKER  - ROCKER PARTNERS


Thanks very much. Could you -- the question was asked, I'm not sure it was answered. The Kmart disparity between what you're actually selling and what you're entitled to will in fact be paid. So you know at least what you would have been entitled to. Could you clarify how many dollars that is? And secondly, -- well one at a time. Go ahead.


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


In the first quarter, I would estimate that number - the gap - to be somewhere in the 2 cent range.


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DAVID ROCKER  - ROCKER PARTNERS


2 cent range.


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


It is not fully extrapolable in the year.


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DAVID ROCKER  - ROCKER PARTNERS


The second is, I noticed you were more aggressive in paying down payables from last year. Last year, total current liabilities went down $7 million, this year they went down $17 million , which obviously had an impact on cash. Why more aggressive at this time, doing so?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


I'm not sure that was really a conscious effort other than in certain cases it could simply be timing of payments. There was nothing that was consciously made to pay down our payables in any way quicker.


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DAVID ROCKER  - ROCKER PARTNERS


The final thing, the overheads were about $2 million higher than last year. And of that the Martha Stewart legal issues attributed I think you said $1.2 million.


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


That's right.


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DAVID ROCKER  - ROCKER PARTNERS


I guess the question is, what are you doing -- what are the other aspects of it? Do you have plans to reduce that consistent with the reduced size of the operation?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


The only other factor that really contributed was our D & O insurance, which is a phenomenon which was renewed the beginning of the fourth quarter last year, contributed a difference of about $800,000 in the quarter.


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DAVID ROCKER  - ROCKER PARTNERS


The entirety of the $2 million in essence was related to matters that were probably related to the personal sale?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


Well, if you say the D & O is but I think that's certainly an industry wide phenomenon not related, but nevertheless, those were the two elements.


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DAVID ROCKER  - ROCKER PARTNERS


All right. That would still leave the other factors with flat expenses. Relative to the prior year on the smaller scale operation. What are the opportunities to scale the fixed costs lower?


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


We continue to take a careful look at expenses and wherever we can, you know, we're certainly trying to take steps to reduce those as our revenues are pressured until the situation resolves , I would not expect us to take significant steps either way. Throughout the company in that area.


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DAVID ROCKER  - ROCKER PARTNERS


We're all eager to get this behind us.


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JAMES FOLLO - MARTHA STEWART LIVING  OMNIMEDIA - EXECUTIVE VICE  PRESIDENT,
CHIEF FINANCIAL OFFICER


We are.


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DAVID ROCKER  - ROCKER PARTNERS


Okay. Thank you.


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OPERATOR


Ladies  and  gentlemen,   this  concludes  today's  Martha  Stewart  Living
Omnimedia first quarter 2003 earnings conference call and web cast. You may now disconnect.